                                                                     Exhibit 3.3



                       SECOND AMENDED AND RESTATED BYLAWS



                                       OF



                          HOLLYWOOD CASINO CORPORATION

                               TABLE OF CONTENTS


                                                                              Page
ARTICLE ONE - OFFICES...........................................................1

     (a)     Registered Office and Agent........................................1

     (b)     Other Offices......................................................1

ARTICLE TWO - MEETING OF STOCKHOLDERS...........................................1

     2.1     Annual Meeting.....................................................1

     2.2     Special Meeting....................................................1

     2.3     Place of Meetings..................................................2

     2.4     Notice.............................................................2

     2.5     Voting List........................................................2

     2.6     Quorum.............................................................2

     2.7     Required Vote; Withdrawal of Quorum................................3

     2.8     Methods of Voting; Proxies.........................................3

     2.9     Record Date........................................................3

     2.10    Conduct of Meeting.................................................4

     2.11    Inspectors.........................................................5

ARTICLE THREE - DIRECTORS.......................................................5

     3.1     Management.........................................................5

     3.2     Number; Qualification; Election; Term..............................6

     3.3     Change in Number...................................................6

     3.4     Removal............................................................6

     3.5     Vacancies..........................................................6

     3.6     Meetings of Directors..............................................6

     3.7     Election of Officers...............................................6

     3.8     Regular Meetings...................................................6

     3.9     Special Meetings...................................................6


                               TABLE OF CONTENTS

                                  (continued)



     3.10    Notice............................................................ 6

     3.11    Quorum; Majority Vote............................................. 7

     3.12    Procedure......................................................... 7

     3.13    Presumption of Assent............................................. 7

     3.14    Compensation...................................................... 7

ARTICLE FOUR - COMMITTEES...................................................... 8

     4.1     Designation....................................................... 8

     4.2     Number; Qualification; Term....................................... 8

     4.3     Authority......................................................... 8

     4.4     Committee Changes................................................. 8

     4.5     Alternate Members of Committees................................... 8

     4.6     Regular Meetings.................................................. 8

     4.7     Special Meetings.................................................. 8

     4.8     Quorum; Majority Vote............................................. 9

     4.9     Minutes........................................................... 9

     4.10    Compensation...................................................... 9

     4.11    Responsibility.................................................... 9

ARTICLE FIVE - NOTICE.......................................................... 9

     5.1     Method............................................................ 9

     5.2     Waiver............................................................ 9

ARTICLE SIX - OFFICERS.........................................................10

     6.1     Number; Titles; Term of Office....................................10

     6.2     Removal...........................................................10

     6.3     Vacancies.........................................................10

     6.4     Authority.........................................................10

     6.5     Compensation......................................................10

     6.6     Chairman of the Board; Vice Chairman of the Board.................10

                               TABLE OF CONTENTS

                                  (continued)



     6.7     Chief Executive Officer............................................11

     6.8     President..........................................................11

     6.9     Vice Presidents....................................................11

     6.10    Treasurer..........................................................11

     6.11    Assistant Treasurers...............................................11

     6.12    Secretary..........................................................12

     6.13    Assistant Secretaries..............................................12

ARTICLE SEVEN - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
 AGENTS                                                                         12

     7.1     Third-Party Actions................................................12

     7.2     Derivative Actions.................................................13

     7.3     Determination of Indemnification...................................13

     7.4     Right to Indemnification...........................................13

     7.5     Advance of Expenses................................................14

     7.6     Indemnification Not Exclusive......................................14

     7.7     Insurance..........................................................14

     7.8     Definition of Certain Terms........................................14

     7.9     Liability of Directors.............................................15

     7.10    Continuity.........................................................15

ARTICLE EIGHT - CERTIFICATES AND STOCKHOLDERS...................................15

     8.1     Certificates of Shares.............................................15

     8.2     Replacement of Lost, Stolen, or Destroyed Certificates.............15

     8.3     Transfer of Shares.................................................16

     8.4     Registered Stockholders............................................16

     8.5     Regulations........................................................16

     8.6     Legends............................................................16

                               TABLE OF CONTENTS

                                  (continued)


ARTICLE NINE - AFFILIATED TRANSACTIONS..........................................16

     9.1      Validity..........................................................16

     9.2      Disclosure; Approval; Fairness....................................16

     9.3      Nonexclusive......................................................17

ARTICLE TEN - MISCELLANEOUS PROVISIONS..........................................17

     10.1     Dividends.........................................................17

     10.2     Reserves..........................................................17

     10.3     Books and Records.................................................17

     10.4     Fiscal Year.......................................................17

     10.5     Seal..............................................................18

     10.6     Resignations......................................................18

     10.7     Securities of Other Corporations..................................18

     10.8     Telephone Meetings................................................18

     10.9     Action Without a Meeting..........................................18

     10.10    Invalid Provisions................................................19

     10.11    Mortgages, etc....................................................19

     10.12    Headings..........................................................19

     10.13    References........................................................19

     10.14    Amendments........................................................19


                       SECOND AMENDED AND RESTATED BYLAWS



                                       OF



                          HOLLYWOOD CASINO CORPORATION
                          ----------------------------

                                    PREAMBLE

     These Second Amended and Restated Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the Amended and Restated Certificate of Incorporation of Hollywood Casino Corporation, a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling. The affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock (as defined in the certificate of incorporation), voting together as a single class, and the approval of a majority of the Continuing Directors (as defined in Article 13 of the certificate of incorporation) shall be required to alter, amend, repeal or adopt any provision inconsistent with this Preamble.

                              ARTICLE 1 - OFFICES

     1.1    Registered Office and Agent.  The registered office and registered
            ---------------------------
agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

     1.2    Other Offices.  The Corporation may also have offices at such other
            -------------
places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                     ARTICLE 2 - MEETINGS OF STOCKHOLDERS

     2.1    Annual Meeting.  An annual meeting of stockholders of the
            --------------
Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.2   Special Meeting.  Special meetings of the stockholders, for any
           ---------------
purpose or purposes, unless otherwise prescribed by statute, shall be called as provided in the certificate of incorporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

     2.3   Place of Meetings.  An annual meeting of stockholders may be held at
           -----------------
any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.4   Notice.  Written or printed notice stating the place, day, and time
           ------
of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, notice is given when deposited in the United States mail, postage prepaid, directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     2.5   Voting List.  At least ten days before each meeting of stockholders,
           -----------
the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare and make a complete list of stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. For a period of at least ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours. Such list shall also be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     2.6   Quorum.  The holders of a majority of the outstanding shares entitled
           ------
to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these by-laws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7   Required Vote; Withdrawal of Quorum.  When a quorum is present at any
           -----------------------------------
meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation or any amendment(s) thereto, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.8   Method of Voting; Proxies.  Except as otherwise provided in the
           -------------------------
certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by another person or persons duly authorized under
(S) 212 of the Delaware General Corporation Law to act for him as proxy. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

     2.9   Record Date.   (a)  For the purpose of determining stockholders
           -----------
entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 days and not less than ten days prior to such meeting or other action. If no record date is fixed:

        (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

        (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

        (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

   (a) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

   2.1  Conduct of Meeting.  At each meeting of the stockholders, one of the
        ------------------
following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting:
Chairman of the Board, Vice Chairman of the Board (or in the event that there be more than one Vice Chairman, the Vice Chairmen in the order designated by the directors, or in the absence of any designation, then in the order of their tenure), Chief Executive Officer, President, a Continuing Director (as defined below), Vice Presidents (in the order designated by the board (or, in the absence of such designation, in the order of their tenure) if more than one) and Secretary. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

   The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls. "Continuing Director" means (i) any member of the board of directors of the Corporation, while such person is a member of the board, and who was a member of the board prior to the Effective Time (as defined in the certificate of incorporation) or (ii) any person who subsequently becomes a member of the board, while such person is a member of the board, if such person's nomination for election or election to the board is recommended or approved by a majority of the Continuing Directors.

   2.1  Inspectors.  The board of directors may, in advance of any meeting of
        ----------
stockholders, appoint one or more inspectors to act at such meeting and make a written report thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and ballots and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by them, certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. The inspector(s) shall perform his duties in accordance with (S) 231 of the Delaware General Corporation Law. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                             ARTICLE 3 - DIRECTORS

    3.1  Management.  The business and affairs of the Corporation shall be
         ----------
managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all of the powers of the Corporation.

   3.2  Number; Qualification; Election; Term.  The number of directors which
        -------------------------------------
shall constitute the entire board of directors shall be as determined pursuant to the certificate of incorporation of the Corporation. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Nominations for the election of directors shall be made in accordance with the provisions contained in the certificate of incorporation of the Corporation. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office for the term provided in the certificate of incorporation of the Corporation until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

   3.3  Change in Number.  No decrease in the number of directors constituting
        ----------------
the entire board of directors shall have the effect of shortening the term of any incumbent director.

   3.4  Removal.  Removal of directors shall be governed by the provisions of
        -------
the certificate of incorporation of the Corporation.

   3.5  Vacancies.  Vacancies and newly-created directorships resulting from
        ---------
any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled in accordance with the provisions of the certificate of incorporation of the Corporation.

   3.6  Meetings of Directors.  The directors may hold their meetings and may
        ---------------------
have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

   3.7  Election of Officers.  At the first meeting of the board of directors
        --------------------
after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

   3.8  Regular Meetings.  Regular meetings of the board of directors shall be
        ----------------
held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

   3.9  Special Meetings.  Special meetings of the board of directors shall be
        ----------------
held whenever called by the Chairman of the Board, the Chief Executive Officer, or any director.

   3.10 Notice.  The Secretary shall give notice of each special meeting to
        ------
each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

   3.11   Quorum; Majority Vote.  At all meetings of the board of directors, a
          ---------------------
majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

   3.12   Procedure.  At meetings of the board of directors, business shall be
          ---------
transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Vice Chairman of the Board (or in the event that there be more than one Vice Chairman, the Vice Chairmen in the order designated by the directors, or in the absence of any designation, then in the order of their tenure), if such office has been filled, and, if not or if the Vice Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of the board of directors. In the absence or inability to act of any of the foregoing persons, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation. The board of directors may adopt such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the Corporation or these bylaws for the conduct of its meetings and management of the affairs of the Corporation as the board may deem proper.

   3.13   Presumption of Assent.  A director of the Corporation who is present
          ---------------------
at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

   3.14   Compensation.  Unless otherwise restricted by the certificate of
          ------------
incorporation or these bylaws, the board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, however, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                            ARTICLE 4 - COMMITTEES

   4.1    Designation.  The board of directors may, by resolution adopted by a
          -----------
majority of the entire board of directors, designate one or more committees.

   4.2    Number; Qualification; Term.  Each committee shall consist of one or
          ---------------------------
more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

   4.3    Authority.  Each committee, to the extent expressly provided in the
          ---------
resolution establishing such committee, shall have and may exercise all of the powers and authority of the board of directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

   4.4    Committee Changes.  The board of directors shall have the power at any
          -----------------
time to fill vacancies in, to change the membership of, and to discharge any committee.

   4.5    Alternate Members of Committees.  The board of directors may designate
          -------------------------------
one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

   4.6    Regular Meetings.  Regular meetings of any committee may be held
          ----------------
without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

   4.7    Special Meetings.  Special meetings of any committee may be held
          ----------------
whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

   4.8    Quorum; Majority Vote.  At meetings of any committee, a majority of
          ---------------------
the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, these bylaws or a vote of the specific committee.

   4.9    Minutes.  Each committee shall cause minutes of its proceedings to be
          -------
prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

   4.10   Compensation.  Unless otherwise restricted by the certificate of
          ------------
incorporation or these bylaws, the board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of any committee of the board of directors; provided, however, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

   4.11   Responsibility.  The designation of any committee and the delegation
          --------------
of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                              ARTICLE 5 - NOTICE

   5.1    Method.  Whenever by statute, the certificate of incorporation of the
          ------
Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or
(b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

   5.2    Waiver.  Whenever any notice is required to be given to any
          ------
stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE 6 - OFFICERS

   6.1    Number; Titles; Term of Office. The officers of the Corporation shall
          ------------------------------
be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Chairmen of the Board, a Chief Executive Officer, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), a Secretary and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

   6.2    Removal.  Any officer or agent elected or appointed by the board of
          -------
directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

   6.3    Vacancies.  Any vacancy occurring in any office of the Corporation (by
          ---------
death, resignation, removal, or otherwise) may be filled by the board of directors.

   6.4    Authority.  Officers shall have such authority and perform such duties
          ---------
in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

   6.5    Compensation.  The compensation, if any, of officers and agents shall
          ------------
be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the Chief Executive Officer.

   6.6    Chairman of the Board; Vice Chairman of the Board.  The Chairman of
          -------------------------------------------------
the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation. In the absence of the Chairman of the Board or, in the event of his inability or refusal to act, the Vice Chairman (or in the event there be more than one Vice Chairman, the Vice Chairmen in the order designated by the directors, or in the absence of any designation, then in the order of their tenure) shall perform the duties of the Chairman of the Board, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board. The Vice Chairman shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

   6.7    Chief Executive Officer.  The Chief Executive Officer shall have
          -----------------------
general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or any Vice Chairman of the Board or in the absence or inability to act of the Chairman of the Board or any Vice Chairman of the Board, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or Vice Chairman of the Board or that the Chairman of the Board or Vice Chairman of the Board is absent or unable to act.

   6.8    President.  The President shall have such powers and duties as may be
          ---------
assigned to him by the board of directors, the Chairman of the Board or the
Chief Executive Officer.   In the absence or inability to act of the Chief
Executive Officer, the President shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence that there is no Chief Executive Officer or that the Chief Executive Officer is absent or unable to act.

   6.9    Vice Presidents.  Each Vice President shall have such powers and
          ---------------
duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President and (in order designated by the board of directors or, in the absence of such designation, as determined by the length of time such person has held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

   6.10   Treasurer.  The Treasurer shall have custody of the Corporation's
          ---------
funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the Chief Executive Officer.

   6.11   Assistant Treasurers.  Each Assistant Treasurer shall have such powers
          --------------------
and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

   6.12   Secretary.  Except as otherwise provided in these bylaws, the
          ---------
Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board, Chief Executive Officer or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board, Chief Executive Officer or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the Chief Executive Officer.

   6.13   Assistant Secretaries.  Each Assistant Secretary shall have such
          ---------------------
powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                  ARTICLE SEVEN - INDEMNIFICATION OF DIRECTORS,
                          OFFICERS, EMPLOYEES AND AGENTS

   7.1    Third-Party Actions.  The Corporation shall indemnify any person who
          -------------------
was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

          The Corporation may indemnify any employee or agent of the Corporation, or any employee or agent serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the manner and to the extent that it shall indemnify any director or officer under this Section 7.1.

          7.2. Derivative Actions.  The Corporation may indemnify any person who
               ------------------
was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery of Delaware or such other court shall deem proper.

          7.3. Determination of Indemnification.  Any indemnification under
               --------------------------------
Section 7.1 or 7.2 of this Article 7 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1 or 7.2 of this Article 7. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by the board of directors by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

          7.4. Right to Indemnification.  Notwithstanding the other provisions
               ------------------------
of this Article 7, to the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
7.1 or 7.2 of this Article 7, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          7.5. Advance of Expenses.  Expenses (including attorneys' fees)
               -------------------
incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation on behalf of a director, officer, employee or agent in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article 7.

          7.6. Indemnification Not Exclusive.  The indemnification and
               -----------------------------
advancement of expenses provided by this Article 7 shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, any agreement, the certificate of incorporation, any vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          7.7. Insurance.  The Corporation may purchase and maintain insurance
               ---------
on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against liability under the provisions of this Article 7.

          7.8. Definitions of Certain Terms. For purposes of this Article 7,
               -----------------------------
references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 7 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          For purposes of this Article 7, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article 7.

          7.9.   Liability of Directors.  Notwithstanding any provision of the
                 ----------------------
certificate of incorporation or any other provision herein, no director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the Delaware General Corporation Law or any amendment thereto or successor provision thereof or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders, (ii) shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have derived an improper personal benefit.

          7.10.  Continuity.  The indemnification and advancement of expenses
                 ----------
provided for in this Article 7 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 ARTICLE EIGHT - CERTIFICATES AND STOCKHOLDERS

          8.1  Certificates for Shares.  Certificates for shares of stock of the
               -----------------------
Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board, any Vice Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

          8.2  Replacement of Lost, Stolen, or Destroyed Certificates.  The
               ------------------------------------------------------
board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed.

          8.3  Transfer of Shares.  Shares of stock of the Corporation shall be
               ------------------
transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

          8.4  Registered Stockholders.  The Corporation shall be entitled to
               -----------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

          8.5  Regulations.  The board of directors shall have the power and
               -----------
authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

          8.6  Legends.  The board of directors shall have the power and
               -------
authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                      ARTICLE NINE - AFFILIATED TRANSACTIONS

          9.1. Validity.  Except as otherwise provided in the certificate of
               --------
incorporation and except as otherwise provided in this bylaw, if Section 9.2 is satisfied, no contract or transaction between the Corporation and any of its directors or officers, or any corporation, partnership, association or other organization in which any of such directors or officers are directors or officers or have a financial interest, shall be void or voidable solely because of this relationship, or solely because of the presence of the director or officer at the meeting of the board of directors or committee thereof authorizing the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose.

          9.2. Disclosure; Approval; Fairness.  Section 9.1 shall apply only if:
               ------------------------------

               (a) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known:

                         (i) to the board of directors (or committee thereof)
                    and it nevertheless in good faith authorizes or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, each interested director to be counted in determining whether a quorum is present but not in calculating the vote; or

                         (ii) to the stockholders entitled to vote thereon and
                    they nevertheless authorize or ratify the contract or transaction in good faith by the affirmative requisite vote of the stockholders; or

                    (b) the contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the board of directors (or committee thereof) or the stockholders.

          9.3. Nonexclusive.  This provision shall not be construed to
               ------------
invalidate a contract or transaction which would be valid in the absence of this provision.

                     ARTICLE TEN - MISCELLANEOUS PROVISIONS

          10.1 Dividends.  Subject to provisions of law and the certificate of
               ---------
incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

          10.2 Reserves.  There may be created by the board of directors out of
               --------
funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

          10.3 Books and Records.  The Corporation shall keep correct and
               -----------------
complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

          10.4 Fiscal Year.  The fiscal year of the Corporation shall be fixed
               -----------
by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

          10.5 Seal.  The seal of the Corporation shall be such as from time to
               ----
time may be approved by the board of directors.

          10.6 Resignations.  Any director, committee member, or officer may
               ------------
resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          10.7 Securities of Other Corporations.  The Chairman of the Board, the
               --------------------------------
Vice Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

          10.8 Telephone Meetings.  Stockholders (acting for themselves or
               ------------------
through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          10.9 Action Without a Meeting.  (a)  Unless otherwise provided in the
               ------------------------
certificate of incorporation of the Corporation or prohibited by any securities exchange of which the Corporation is a member, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 10.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested.

          (b) Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

          10.10     Invalid Provisions.  If any part of these bylaws shall be
                    ------------------
held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

          10.11     Mortgages, etc.  With respect to any deed, deed of trust,
                    ---------------
mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

          10.12     Headings.  The headings used in these bylaws have been
                    --------
inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

          10.13     References.  Whenever herein the singular number is used,
                    ----------
the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

          10.14     Amendments.  These bylaws may be altered, amended, or
                    ----------
repealed or new bylaws may be adopted by a majority of the entire board of directors at any meeting of the board of directors. The stockholders of the Corporation shall have the power to adopt, amend or repeal any provisions of the bylaws only to the extent and in the manner provided in the certificate of
incorporation of the Corporation.   Notwithstanding any other provision
contained herein to the contrary, these bylaws shall not be amended so as to make them inconsistent with any provision of the certificate of incorporation. The affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the Voting Stock (as defined in the certificate of incorporation), voting together as a single class, and the approval of a majority of the Continuing Directors )as defined in Article 13 of the certificate of incorporation) shall be required to alter, amend, repeal, or adopt any provision inconsistent with the preceding sentence.

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

                                  CERTIFICATE


          I, William D. Pratt, Executive Vice President, General Counsel and Secretary of Hollywood Casino Corporation, a Delaware corporation (the "Corporation"), do hereby certify that the foregoing document is a true and correct copy of the Corporation's Second Amended and Restated Bylaws as adopted by the Board of Directors of the Corporation on December 15, 1999.

               IN WITNESS WHEREOF, I have hereunto set my hand as of the 15/th/ day of December, 1999.


                              /s/ William D. Pratt
                              -------------------------------------------
                              William D. Pratt, Executive Vice President,
                              General Counsel and Secretary of Hollywood
                              Casino Corporation

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